FRONTEGRA FUNDS, INC.

Prospectus Supplement

To Prospectus Dated October 31, 2006

Frontegra Total Return Bond Fund

Frontegra Investment Grade Bond Fund

On August 3, 2007, the reorganizations of Columbus Core Plus Fund into Frontegra Total Return Bond Fund and Columbus Core Fund into Frontegra Investment Grade Bond Fund were completed pursuant to separate agreements and plans of reorganization.  As a result of the reorganizations, all of the assets and liabilities of each Columbus Fund have been transferred to the corresponding Frontegra Fund.  Pursuant to the agreements and plans of reorganization and effective August 6, 2007, the names of the following series of Frontegra Funds, Inc. have been changed as follows:

Former Name	New Name
Frontegra Total Return Bond Fund	Frontegra Columbus Core Plus Fund
Frontegra Investment Grade Bond Fund	Frontegra Columbus Core Fund

All references to the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund in the prospectus are hereby updated to reflect the name changes.

No changes to the investment policies of the Frontegra Funds will be made as a result of the name changes.

The date of this Prospectus Supplement is August 7, 2007.

Please keep this Prospectus Supplement with your records.